SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2005

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



        FLORIDA               0-17554            59-2924957
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1801 Art Museum Drive                               32207
Jacksonville, Florida
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(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                        November 28, 2005

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


       At a meeting concluded on November 28, 2005, the Compensation Committee of the Board of Directors approved (i) cash bonuses payable to certain officers, including the named executive officers, under the Company's Management Incentive Compensation Plan ("MIC Plan") with respect to the 2005 fiscal year, (ii) the goals and objectives and potential bonus awards for certain officers, including the named executive officers, under the MIC Plan for the 2006 fiscal year, and (iii) new base salaries for certain officers, including the named executive officers, for the 2006 calendar year. The specific modifications to the existing compensation arrangements are set forth in
Exhibit 10.1 attached to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit 10.1 Modifications of Compensation Arrangements with Named Executive Officers.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                            PATRIOT  TRANSPORTATION  HOLDING, INC.


Date:  December 1, 2005     By:  /s/ Ray M. Van Landingham
                                -----------------------------------
                                Ray M. Van Landingham
                                Vice   President,   Finance   and
                                Administration and Chief Financial
                                Officer


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                          EXHIBIT INDEX


Exhibit No.
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10.1   Modifications  of  Compensation  Arrangements  with  Named
       Executive Officers.



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